UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (281) 749-7800

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Our press release dated November 9, 2015, concerning financial results for the fourth quarter and full year ended September 30, 2015, furnished as Exhibit 99.1, is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	Press Release dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: November 9, 2015
/s/ Mark W. Smith
Mark W. Smith
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description
99.1	Press Release dated November 9, 2015.

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